Exhibit 10.11

Contract No. : JNSG2018-WKZX-ZLHTB0022

Jinan Jinyu Vanke Center

Lease contract

Party a: Jinan Jinyu Real Estate Co. , Ltd.

Party b: Shenzhen Zhumengzhixing Technology Co. , Ltd.

签署时间：2018 年 12 月 6 日

Signed: December 6,2018

Place of signature: China, Shandong, Jinan, Lixia

第 1 页共 42 页

Instructions

1. The text of this contract applies to Jinan Jinyu Real Estate Co. , Ltd. and Shenzhen Dream Star Technology Co. , Ltd. signed an office leasing contract.

2. If the parties agree not to fill in the blanks in the text of this uniform contract, the words “none” or”/” shall be indicated.

3. Any modification or addition to the text of this uniform contract shall be agreed upon by the parties in the “Special Agreement” clause. Other than that, no direct modification of the text of the contract shall be permitted.

In addition, for matters not covered in the contract, the parties shall conclude a supplementary agreement through consultation. The supplementary agreement shall have the same legal effect as this contract.

4. Further instructions on the use of this uniform contract text can be found in the footnote to the contract text.

5. The contractor shall draw up the contract in accordance with the use instructions and shall delete the use instructions and the footnotes to the contract text before the contract is reviewed internally or submitted to the other party.

6. If this contract is signed by an authorized representative, a legal and valid power of attorney from the legal representative or responsible person shall be issued.

7. When signing a contract, stamp it with Your Seal

第 2 页共 42 页

Jinan Jinyu Vanke Center leasing contract

Lessor (party a) : Jinan Jinyu Real Estate Co. , Ltd.

Lessee (Party B) : Shenzhen Dream Star Technology Co. , Ltd.

In accordance with the provisions of the Contract law of the People’s Republic of China and other relevant laws and regulations, party A and party B shall, on the basis of equality, voluntariness, fairness and good faith, fully understand the current situation of the housing, and after consensus, party B shall lease Jinan Jinyu Vanke Center, the project office buildings and other related issues, reached the following agreement:

Part One, the proprietary clause:

Rental or pre-rented accommodation

1.1 the house rented by Party A to party B is located at No. 975, South Caoshan Lingnan Road, Lixia district, Jinan City (hereinafter referred to as “the house”) . The floor plan of the premises is shown in the slash/shadow marking section of Annex 1 hereto. The existing decoration, ancillary facilities, equipment status and the contents, standards and related matters that party a agrees with party B to decorate and add ancillary facilities by itself are listed in Appendix 2,3,4,5,6

1.2[ leased area ] the leased premises under this contract shall be rented in accordance with [ Gross leasable area ] , and the leased premises shall have an area of 6014.64 square meters.

Both parties agree that the rental, property management fees and other related fees under this contract shall be calculated on the basis of the actual test Gross leasable area issued by the municipal real estate surveying and mapping agency. The final Gross leasable area shall be based on the measured area, and the rental and property management fees shall be calculated on the basis of the Gross leasable area. Both parties shall agree on the amount to be refunded and the amount to be paid less.

1.3[ housing status ] the housing (or rental housing is located in the building) for the status quo: the public part of the decoration, office areas for the rough.

第 3 页共 42 页

1.4 the floors and room numbers of the leased premises under this contract shall be the 20th, 21st and 22nd floors.

1.5 before signing this contract, party a shall present to party B the documents that can prove the status of the ownership of the house (construction permit provided at the construction stage, completion record certificate provided after the completion of the construction, property certificate provided after the completion of property rights) , party B shall produce a copy of the business license issued by the People’s Republic of China, the tax registration certificate and the license certificate it shall hold for the operation of its business, and shall provide a copy of the corresponding license and affix its official seal to party A Party B shall provide a copy of the latest certificate to party a within 10 days after the annual inspection or alteration of the relevant certificate.

2. Rental purpose

2.1 the house is used as a commercial office. Party B has signed this contract with its parent company, Shenzhen Zhumengzhixing Technology Co. , Ltd. . Party a shall assist party B in the business registration of Jinan Zhumengzhixing Incubator Co. , Ltd. .. Subject to the legal registration of Jinan Sky Star Incubator Co. , Ltd. , the Sky Star Incubator Co. , Ltd. of Jinan shall perform all the provisions of this contract. Party B shall pay the down payment and security deposit as stipulated in this contract, and party a shall pay the down payment and security deposit to party a after registration of Jinan Sky Star Incubator Co. Ltd. , party a shall return to party b the first rent and security deposit paid by party B in full. After the signing of the contract for payment, party a May withhold the issuance of invoices and receipts, party a shall issue relevant invoices and receipts after the establishment of Jinan Sky Star Incubator Co. , Ltd. and the signing of the tripartite principal part change agreement.

2.2 party B shall not change the lease and use of this contract without the written consent of party A and the examination and approval of relevant departments in accordance with legal procedures If approved by party A in writing and approved by the relevant departments in accordance with legal procedures, within 10 days after the changes occurred to show the original license to Party A, and provide a copy of this contract as an annex.

第 4 页共 42 页

2.3 If Party B rents the premises for the operation of the new company and intends to use the premises for the registration of Business Registration and Business Address, party B shall, in the course of establishing the company, it shall go through all relevant procedures of examination and approval, registration and filing on its own, including but not limited to fire control acceptance, health license, franchise license, etc. , party a agrees to provide party B with the necessary materials for the relevant formalities and Assist Party B in the formalities.

2.4 during the lease term, party B shall guarantee the validity of the license required by party B for its operation. Otherwise, party B shall bear all the responsibilities arising therefrom.

3. Lease term

The term “rent-bearing month” and “rent-bearing year” under this contract shall mean the first rent- bearing month preceding the day from the date of rent-bearing month to the day of rent-bearing month, and the first rent-bearing year preceding the day from the date of rent-bearing month to the day of rent- bearing year.

3.1 the date of delivery of the premises as stipulated in this contract shall be before December 31,2018; the property fee shall be collected from December 31,2018, and the lease term shall be from November 1,2018, to 2027 August 31,2018. The rental period inclusive of tax is as follows:

(if the lease can not be renewed for 8 years, if the contract is terminated in advance due to the reason of party B, the compensation rent shall be paid according to the unfulfilled term of the contract, and the average monthly rent for the unfulfilled/unfulfilled term of the contract * 10 months * fulfilled term of the contract).

3.3 during the decoration period and the concession period, party B shall pay the property fee, water and electricity fee, communication, cable TV, network usage fee and other expenses other than rent (including but not limited to the decoration deposit and garbage transportation fee that party B has to pay for the second decoration of the rented house) .

3.4 party B shall abide by all the stipulations of the lease contract and pay the relevant fees on time if the fitting-out has not been completed due to party B’s failure. However, due to party A’s reasons for the delay in delivery, the contract agreed to start the lease date, the lease date and other time limit shall be extended accordingly.

第 5 页共 42 页

4. rent

4.1 payments under this contract shall be made from the first month of the lease to the last day of the lease month and from the first month of the lease to the last day of the lease month, the other months are counted from the first to the last day of the month.

Unless otherwise agreed, the rent under this contract shall include the value added tax price.

4.2 the rent is the basic rent and does not include the property fee, fitting-out and management fee, energy consumption, etc.

4.3 the rent shall continue to be paid on a quarterly (quarterly, semi-annual, annual) basis during the lease term. (1) Party B shall pay the first rent within 20 working days after the signing of the contract, 12 months shall be an annual period, and the next rent shall be paid before the 10th day of the last month of each quarter. Party a shall provide party B with a valid VAT invoice within ten working days after receiving party B’s payment. For any period of less than one calendar month during the lease term, the rent shall be prorated to thirty-five (30.5) days per month.

Rental calculation: (Daily Rental X Lease Area X 3654-124-30.5) x actual days.

Rental payment: each rental period in the form of bank transfer payment

Household name: Jinan Jinyu Real Estate Co. , Ltd.

Account number: Bank of China Jinan Shanda Branch

Opening Bank:

(2) if party B fails to pay the rent to party a in accordance with the provisions of this contract, party a shall pay 1/10,000 of the total amount due on each overdue day. Party a shall pay the penalty until party B has paid all the rent (including the penalty) due.

5. Security deposit for lease

5.1 the lease security deposit is not the rent or property fee paid in advance by party B, and does not include the lease security deposit stipulated by the tenant’s decoration management. The lease security deposit is only the guarantee of party B’s compliance with the lease contract. Party a shall have the right to deduct the rent, property fee or other expenses due by party B from the lease deposit, the compensation to be borne by party B, the penalty for breach of contract and the compensation to be borne by Party A on behalf of Party B.

第 6 页共 42 页

5.2 party B shall, within 20 working days after the signing of the contract, pay a security deposit equal to 3 months’ rent and property management fee for the vehicle for a total of 1560000 RMB (capital: 100,000 RMB) . Party a shall issue a receipt for the same amount within 5 days after party B pays the deposit.

Party A and party B agree that party B will pay 520,000 yuan (capital: 50,000 yuan) of the lease deposit within 20 working days after the signing of the contract; party a agrees that party B will pay 1,040 yuan of the lease deposit, party a shall have the right to cancel the contract if party B fails to pay the relevant expenses beyond the above-mentioned time limit, party B shall make up the above outstanding fees and shall bear the corresponding penalty.

Party B in the signing of “Letter of intent to lease” to pay a deposit of 0 yuan (capital: 0 Yuan) in the two sides signed a formal “housing lease contract” automatically into a part of the lease security deposit.

5.3 when the lease term expires or the lease contract is terminated, party B shall, within 20 days after returning the leased premises to party b in accordance with the terms of the lease contract, party a will lease security deposit (only after deducting the amount that party A is entitled to deduct under the lease contract) returned to Party B without interest. If Party B has any breach of contract during the lease term, party A and the property management company designated by Party A have the right to deduct the deposit in accordance with the contract and the relevant property management regulations and management conventions, party B shall make up the deposit in one time within 10 days after receiving the notice of deduction from Party A, otherwise it shall be deemed that party B has refused to pay the deposit.

第 7 页共 42 页

6. Other expenses

6.1 property costs

[ property service fee standard ] the property fee shall be calculated on the basis of the rental Gross leasable area and shall be charged at a rate of 10 yuan/m2/month from the date of delivery, i.e. party B shall pay the property fee starting from December 31,2018. Party B shall pay the Rent Quarterly, and Party B shall pay the first quarter property fee to the property management company designated by party a within 20 working days after the signing of the contract by both parties, party B shall pay the property fee for the next quarter before the 20th day of the 3rd month of each quarter. Property fees for any period of less than one calendar month during the lease term shall be prorated on the basis of thirty- five (30.5) days per month.

The property fee for the house is 60,146.4 RMB per calendar month (capital: Lu Wan0100 WSI Lu Yuan wsijiao) .

Property Fee Calculation: (monthly property fee x 12 ^ 365) x actual days.

If Party B fails to pay the property fee to party a in accordance with the provisions of this contract, party B shall pay the property fee to party a in the amount of 1/10,000 of the total amount not paid on each overdue day, until Party B has paid all the rent (including the penalty) due to the date.

[ property management fee adjustment ] during the lease term, if the relevant government agency or public institution adjusts the utility fee or other charges related to property management, as well as the increase in property service fees, resulting in an increase in management costs, party A or the property management company entrusted by Party A has the right to adjust the management fees within a reasonable range, however, party A or the property management company entrusted by party a shall send a written notice to Party B and submit relevant documents to explain the rationality and legality of the adjustment.

Property fee payment: each period of property fees in the form of bank transfer payment

Household name: Jinan Jinyu Real Estate Co. , Ltd.

Bank of China Jinan Shanda Road sub-branch

Account number:

第 8 页共 42 页

The property management fee of the leased premises shall be collected by the property management company entrusted by Party A or party A.

The property management company will provide service and management to party B according to the property service content. The property management company has the right to give feedback to party a if the violation of the property service content is serious, in accordance with the contract, party B is required to bear the liability for breach of contract, serious impact and consequences should be based on actual compensation, if party B refuses to pay compensation, party a will be deducted from the deposit.

Please see Appendix 9 for details.

6.2 party B shall bear the energy consumption of the leased premises and other expenses shared by party a according to the area rented, including but not limited to water, electricity, gas and communication expenses, which party B shall pay directly to the supplier. Party a shall install independent water meter, electric meter and other measuring instruments, and party B shall pay the relevant expenses according to the measurement. Water, electricity, gas, communication and other charges shall be based on the standard charges determined by relevant departments, and other charges shall be based on the standard charges determined by party A or the property company. The actual measurement report provided by party a shall prevail. Party B leases an area of 6014. 64 square meters.

6.3 If Party B fails to pay the energy consumption due to the delay, party B shall bear all the fines and other legal liabilities arising from the breach of contract, except that party B shall be liable for breach of contract according to the lease contract. If Party A or the property company entrusted by Party A has paid the corresponding expenses to the relevant facilities department and bears the liability for breach of contract, party B shall repay party A or the property company entrusted by party a the corresponding expenses paid by party A or the property company, penalty, late payment, etc. . Party a shall also have the right to deduct the amount directly from the lease deposit paid by Party B.

7. Delivery of the premises

7.1[ delivery time ] before December 31,2018, party a shall deliver to party b the office premises in accordance with the terms of the lease agreement (if the delivery requirements are met in advance, party a shall notify party B of the delivery time as the delivery date) . After the delivery of the premises, Party B shall assume the responsibilities and risks related to the premises.

第 9 页共 42 页

7.2[ delivery standard ] party a shall deliver the leased premises to party b in accordance with the delivery standard agreed in annex 7-2.

7.3 the delivery date is 31 December 2018, during which the renovation period is months. If Party a delivers ahead of schedule, party B may proceed to the site for decoration in advance and provide necessary information for fire control approval. Party A will assist party B to go through relevant procedures such as fire control approval, part of the time extension will be in the form of renovation period to make up to party B, and the contract agreed to start the rent date, Rent Day and so on the corresponding extension.

7.4 when the leased premises are delivered, both parties shall jointly inspect and accept the premises. Upon completion of the inspection and acceptance, both parties shall sign a written delivery certificate, which shall be deemed to have fulfilled the delivery obligations as agreed upon in the contract. If the main quality problems exist in the leased premises, and seriously affect the use of party B, party a shall deliver to party B after the completion of the rectification, the lease term and the relevant time node shall be calculated from the actual delivery date; If the part of the leased premises does not meet the agreed delivery standard but does not seriously affect the use of party B, party B shall accept the delivery of party A and require party A to undertake the maintenance obligations as stipulated in the lease contract after the delivery, the lease term and associated time nodes remain unchanged.

7.5 if party a fails to deliver the house to party b in accordance with the contract, party B agrees to give party a grace period of days. If party B fails to deliver the house within the time limit, party B has the right to investigate party a for breach of contract.

7.6 party B shall pay to party a the full deposit and the first rent as stipulated in this contract, otherwise party a shall have no obligation to deliver the premises to Party B and shall not bear any liability for breach of contract. Party a shall handle the delivery formalities with party B after receiving the full deposit and the first rent.

7.7 if party B fails to hand over the house in accordance with the contract or party A’s notice, it shall be deemed that party A has fulfilled the delivery obligation to party b in accordance with the contract and the agreed date. The starting lease term and calculating lease term as stipulated in this contract shall not be changed.

第 10 页共 42 页

7.8 before delivery, party a shall provide party B with documents used for Party B’s examination and approval, registration and other formalities; with the certification documents of environmental protection acceptance; with the certification documents of fire control acceptance, and with the certification documents of completion acceptance.

Part Two: general terms

8. Rental home renovation

8.1 Party B shall strictly abide by the lease contract, the agreement on the management of the decoration, the provisions on the management of the decoration formulated and amended by party a from time to time in a reasonable and lawful manner, as well as other reasonable requirements put forward by party a during the decoration period and the management provisions of the property company.

8.2 party B shall not use coal-fired or oil-fired boilers for heating during the operation period. If additional warming measures are needed due to the temperature problem, they should be used only with the permission of party A.

8.3[ Party A’s examination ] party B shall submit to party a the fitting-up plan, construction drawings and list of fitting-up materials prior to the fitting-up. The fitting-up shall be carried out only with the written consent of party A. Party a shall give party B a written reply within 7 days after receiving party B’s decoration plan, construction drawing and List of decoration materials. If party a fails to reply within the time limit, it shall be deemed that party a agrees with party B’s decoration plan and construction drawing.

8.4[ government approval ] if party B’s renovation requires approval from the relevant government departments, party B shall complete the relevant approval by itself and bear the relevant expenses.

8.5 party B shall entrust the renovation work to a unit with secondary or higher qualification. Party B shall have the right to choose the construction unit of its own accord, or modification of air- conditioning, fire-fighting system or other works that may affect the overall electromechanical system of the building, party B shall bear the corresponding costs. If the air-conditioning, fire-fighting construction and maintenance units designated by party a charge standard is not higher than 10% of the market price, the construction units designated by party a shall be given priority consideration under the same conditions, otherwise Party B has the right to choose the fire-fighting and air-conditioning suppliers to carry out the construction.

第 11 页共 42 页

8.6[ Party A’s management ] Party A and the property company designated by party a shall have the right to manage party B’s decoration during the decoration period, including the entry and exit of party B construction personnel, material transportation, construction time, construction safety and other issues to avoid party B’s behavior to party A or other users of the building caused by the impact.

8.7[ Party B’s responsibility ] Party B’s decoration shall comply with the relevant laws and regulations, the requirements of the competent government departments or the relevant public utilities, and the stipulations of the lease contract, if party B violates the aforesaid provisions, or at the request of the competent government department, relevant public utility unit, or party B’s renovation works damaged any part of the leased house (or the building) , or there is a hidden danger in the renovation process, party A has the right to request party B to stop work immediately and carry out rectification (including but not limited to restoration, repair, demolition, reconstruction, compensation for losses, etc.) and bear the relevant costs. Party A and party B confirm that party B shall bear the responsibility of party B not because party a agrees to party B’s decoration plan, construction drawings and mitigation or exemption.

8.8 after the completion of the renovation, party B shall submit an application for acceptance of the renovation to party A, and with the consent of party A, party B shall complete the acceptance procedures required by the government involved in the renovation, such as fire fighting, if party A is required to cooperate, party a shall provide necessary cooperation.

第 12 页共 42 页

9. Rental housing use requirements and maintenance responsibilities

9.1 during the lease term, party a shall ensure that the facilities and equipment within the delivery standard of the premises are in normal working condition. Other facilities and equipment added by party B shall be maintained by Party B. If Party B is responsible for the maintenance of the scope, but refuses to repair the impact of other merchants, owners, party A can repair on behalf of party B, the cost shall be borne by party B, party B has not paid within 7 working days after the cost occurs, party a May deduct this fee from the security deposit, and party B shall make up the security deposit once within 15 days after receiving the notice of deduction from Party A, otherwise it shall be deemed that party B refuses to pay the security deposit late.

9.2 during the lease term, party B shall be responsible for keeping the premises and its fitting-out, facilities and equipment in normal serviceable condition (except natural wear and tear) . Party B shall promptly notify party A or the property management company designated by Party A for inspection and maintenance when party a finds that the main structure, ancillary facilities and equipment within the standards are damaged or defective, party a shall make repairs within a reasonable time. If Party B or its employees, contractors or agents dispose of property losses or personal injury, all the responsibility shall be borne by Party B. If the loss or damage is due to improper use of party B and other reasons, party B shall be responsible for the repair. If party B can not restore it or refuses to restore it, party a May restore it on behalf of party B, and the expenses shall be borne by party B. Party a May deduct the expenses from the lease deposit, party B shall, within 15 days after receiving the notice of deduction from party A, make up the deposit in one transfer, otherwise it shall be deemed that party B refuses to delay the payment of the deposit.

9.3 during the lease term, party B shall promptly notify party A of any defects in the building structure and ancillary facilities and equipment. Party a shall carry out the maintenance within 3 working days after receiving party B’s notice. If Party B fails to carry out the maintenance within the time limit, party B may take the place of party B, and the maintenance expenses shall be borne by Party A. If Party B is unable to do business during the repair period, party a shall waive the rent during the repair period (the term stipulated in the contract shall be extended accordingly) . Party B shall have the right to cancel the contract if the repair period exceeds 90 days, party a shall be investigated for breach of contract and party a shall be required to compensate for the losses. However, party B shall be responsible for the maintenance of the structure caused by party B’s improper decoration and use, and party a shall also have the right to choose the maintenance but the expenses shall be paid by party B. if the repair can not be carried out for more than 90 days, party a shall have the right to cancel the contract and the lease deposit shall not be returned, party B shall pay the maintenance expenses and losses to party A.

第 13 页共 42 页

9.4 subject to the approval of the competent government department and the written approval of party A and the property management company, party B may add, add or modify the house and its decoration, ancillary facilities and equipment (but party B’s actions shall not involve the main structure of the house) , but party B shall report the construction plan of the decoration, addition and alteration to party a for the record, party a shall not be responsible for the quality guarantee of the demolition and alteration parts of the building. Party B shall bear the expenses of the above-mentioned actions, including but not limited to the expenses arising from the procedures of application and examination and approval to government departments. Party a shall not be liable for any risks and liabilities arising out of the scheme.

9.5 party a shall retain the construction parts, facilities and equipment, including but not limited to the advertising space on the external walls, the commercial parking lot, the inner and outer squares, the roof of the building, etc. for the operation and management (and charge related fees) . Party B shall not install or put up any articles (including signs, billboards, etc.) on the external wall or the wall of the public place without the consent of party A. If Party B wants to install party B’s logo on the external wall of the property, it must obtain party A’s written consent and the approval of relevant government departments and pay to party a expenses (such as location, rental fee, etc.) . The design and installation of Party B’s logo shall be reflected in the materials filed with party a before the construction, including the contractor of the logo project, the logo design and the use of materials. Party B shall be responsible for the installation, maintenance and other matters as indicated by party B and shall be responsible for the purchase of relevant insurance. All disputes arising from Party B’s identification shall be borne by party B and party a shall not bear any responsibilities. When returning the house (within 10 days after the termination of the contract) , party B shall, at its own expense, Mark and dismantle the house and return the marked part to party A in good condition.

第 14 页共 42 页

10. Mortgage, transfer

10.1 party a shall notify party B in writing within 30 days if party a will mortgage the leased premises during the lease term.

10.2[ transfer right ] during the lease term, party A has the right to transfer the leased house or the building completely and autonomously, but party a shall give 60 days’ written notice to Party B in advance, and party B shall have the right of preemption.

10.3 after the transfer of the leased premises, party a shall notify party B in writing that the leased premises have been transferred to the transferee within 15 days from the date of Party A’s written notification, the lessee and party B shall continue to perform the lease contract.

10.4 party a guarantees that the property right of the leased premises is clear and that party A has the complete qualification and right to lease the leased premises to Party B as stipulated in the contract. After this contract comes into effect, party a shall mortgage, guarantee, transfer, change or otherwise create other rights in all or part of the assets of the leased premises or any rights and interests thereof of any nature, shall Not Affect Party B to continue the right to use the premises and the implementation of the contents of this contract. Otherwise, if the mortgagee/transferee requests party B to move out or party B not to perform the contract, party a shall compensate for all the losses caused to Party B.

Party B shall have the right to terminate the lease contract if party B’s use of the premises is affected by property defects or creditor’s rights disputes. Party B shall be liable for breach of contract in accordance with the contract. If the liquidated damages are not sufficient to cover party B’s losses, party B shall still have the right to recover the damages.

11. Subletting and renewal

11.1[ sublet ]

During the lease term, party a agrees that party B shall sublease the leased premises to a third party.

第 15 页共 42 页

11.2 after party B sublets part of the premises to its affiliated companies and affiliated units or other third parties, party B shall be responsible for the management and collection of fees for the affiliated companies and affiliated units or other third parties, party B shall pay to party a the total rent, property fee and energy consumption of the leased premises as stipulated in this contract. Party B shall enter into a sub-lease agreement with its subsidiary company, affiliated unit or other third party. The terms of the sub-lease agreement shall not violate the terms of this contract. Party B shall guarantee that the affiliated companies and affiliated units shall abide by the stipulations of this contract. If the affiliated companies and affiliated units violate the stipulations of this contract or the management system of Party A, party B shall be deemed to be in breach of this contract, party a shall have the right to investigate party B for breach of contract in accordance with the provisions of this contract. Party B shall guarantee that upon termination of this contract, the subordinate company and affiliated units have returned the sublet portion of the premises in accordance with the agreement of this contract.

Party a agrees that party B may sublease or sublease the leased premises to its subsidiaries, AP units or other third parties. After party B sublets or sublets, party B shall submit to party a monthly information of the new lessee or user of the premises, including copies of the business license, contact persons, contact telephone numbers, etc. .

11.3[ renewal ] under the same conditions, party B has the right of first refusal. If Party B intends to renew the lease after the expiration of the term of the lease, it shall renew the contract with party a one year in advance and notify party A in writing (hereinafter referred to as “notice of renewal”) , party A has the right to lease the premises to another person after the lease renewal notice is issued and the formal lease renewal agreement is signed with party a within 90 days before the expiration of this contract.

11.4 the renewal rent shall be subject to the prevailing market rent as mutually agreed.

11.5 if party B fails to give notice to renew the lease as stipulated in the lease contract, or party B fails to reach agreement with party A on the terms of the lease as stipulated in the lease contract, then party B’s right to renew the lease shall become invalid, and party B shall be deemed to have given up its lease priority under the same conditions. Party a shall have the right to terminate the lease at any time after the expiration of the said term, after the lease of rental housing with any other parties to negotiate and sign the relevant lease agreement.

第 16 页共 42 页

11.6 party a shall have the right to carry out all preparatory work for the re-hiring of the lease before the parties reach an agreement on the renewal of the lease, including setting a notice outside the premises for letting (this notice shall not affect the normal business of party B) , showing the premises to prospective tenants and carrying out reasonable inspection, investigation and maintenance of the premises within one working day’s notice to Party B, party B shall cooperate. However, the above- mentioned leasing behavior of party a can not affect the normal business of party B.

11.7[ in respect of the extension of tenancy ] during this term and the extension of tenancy, party B shall submit an application for extension of tenancy in writing 3 months in advance. With the written consent of party A, party B shall have the right to extend the tenancy to any leasable area of the building.

12. Party A's right of entry

Party A or the property management company for the maintenance of the house, health, safety, fire or personnel rescue needs, after prior notice to Party B, can enter the house for inspection or take appropriate measures. However, in case of emergency, party A or property management company and employee can not contact party B in advance, party A or property management company and employee can also enter the house without notice to Party B to take the necessary measures, and notify party B as soon as possible after the event. Party A and the property management company shall be responsible for any unnecessary damage to the house or any unnecessary loss to party B. Party A and the property management company shall not be responsible for any unnecessary damage or loss caused by party B in case of emergency.

13. Restitution of the house

Party B shall return the leased premises to party a within 8 days after the expiration of the lease term and party B shall return the leased premises to party a within 8 days after the termination of the lease term.

13.2[ return standard ] before party B returns the leased premises to Party A, party B shall, at its own expense, clean up the leased premises and return them to party A in good condition (except for normal wear and tear) . If Party B decorates, builds or alters the leased premises within the scope and at the request of Party A as agreed in this contract, upon the expiration or termination or early termination of the lease term as agreed in this contract, party B can according to the contract rescission or termination of the housing status quo, party B self-financed implementation of the decoration of the non- removable attachments, owned by Party A. The detachable separate, equipment and facilities which party B has purchased at its own expense shall be owned by Party B.

第 17 页共 42 页

13.3[ conditions of surrender ] when the leased premises are surrendered, the following conditions shall also be met:

(1) Party B has paid all the payable amounts, including but not limited to rent, property fees, utilities, equipment and facilities usage fees, occupancy fees, various liquidated damages, damages (if any) , etc. ;

(2) if party B takes the leased premises as the place of Business Registration, party B shall complete the registration, alteration or cancellation procedures within 30 working days after the expiration of the lease term, so that the leased premises can be re-used as the place of business registration for new tenants;

(3) if party B has gone through the formalities of transferring or opening an account for water, electricity, gas, communication, network, etc. of the leased premises, Party B has gone through the corresponding formalities of transferring or closing an account.

13.4 if party B fails to return the leased premises to party a due to non-party A’s reasons at the time and under the conditions stipulated in the lease contract, party B shall be deemed to have moved out of the leased premises on the day following the expiration of the time for return as stipulated in the lease contract; Party A has the right to open and replace the door locks of the leased premises, or take other measures to take back the leased premises. If there are articles in the leased premises that party B has left behind, party a shall be deemed to have given up the ownership of such articles, and party a shall have the right to remove such articles from the leased premises, vacate and repossess the leased premises, party a shall not be liable for any loss of facilities and equipment in the leased premises as a result thereof. Party a shall have the right to sell, transfer, dispose of or otherwise dispose of the articles left by Party B in the leased premises in such manner as party a deems appropriate, the proceeds of the disposition, if any, shall be used to reimburse party B for any amount due to party A or to compensate party a for any losses. Under no circumstances shall party a have any obligation to pay or reimburse party B for such articles. Party B does not move out of the items, party a can keep for 10 days, not intentionally damaged.

第 18 页共 42 页

13.5 when party B returns the leased premises, party a shall have the right to require party B to repair or compensate party a if party a finds that the leased premises or the original equipment and facilities listed in the appendix of the lease contract have been damaged or lost (except for natural wear and tear) , party a shall have the right to deduct the relevant expenses directly from the lease deposit. If the lease deposit is insufficient to compensate party A’s loss, party A has the right to ask Party B to make up the difference.

14. Insurance

14.1 Party B shall purchase insurance for the leased premises prior to the commencement date and ensure that the insurance covers the leased premises for the duration of the lease, including, but not limited to, property all risks and additional theft insurance for an amount not less than its full replacement value.

14.2 party B shall bear the expenses incurred in purchasing the said insurance and ensure that the said insurance shall remain in force during the term of the lease contract.

14.3 party B shall promptly provide party a with a copy of the insurance procedures stipulated in the aforementioned 14.1, ensure the consistency between the copy and the original, and provide the original to party A for verification upon request.

14.4 the lessor shall take out a lessor liability insurance for the leased premises to cover, within the scope of the location specified in the schedule to the insurance policy, the loss of life, injury or property of a third party caused by the premises leased by the insured for the reasons specified in the contract, the economic compensation liability that should be borne by the insured according to law.

第 19 页共 42 页

14.5 the lessee’s liability insurance covers but is not limited to: fire, explosion and other accidents; sudden collapse due to rainstorm, lightning strike, snow cover; sudden collapse due to years of neglect; Accidents occurred in the process of maintenance and installation.

14.6 if party a does not purchase the liability insurance of the lessor and causes losses to party B, party a shall compensate party B for all and part of the losses thus incurred.

15. Rental registration

Both Party A and party B shall bear the cost of the lease registration. Party A and party B shall, in accordance with the relevant provisions of the state, go through the formalities of registration and filing of the lease of the premises with the relevant government departments.

16. Taxes and fees

Both parties to the lease shall pay the relevant taxes and fees on time in accordance with the law.

17. Keep it a secret

Except for the information required to be disclosed by laws and regulations, during the term of the lease contract and after the termination of the lease contract, without the written permission of the other party, neither party shall provide or disclose in any form to any third party the contents of the lease contract and the relevant agreements, attachments or correspondence relating to the lease contract, at the same time, any third party shall not be provided with or disclosed in any form the other party’s business and business information and other information of a confidential nature obtained in the course of leasing. However, the two sides in accordance with the contract agreement to carry out advertising and publicity projects excepted.

18. branding

18.1 if Party B uses Party A’s name, trademark, logo or advertising materials in any advertising or public relations activities, it shall obtain prior written approval from Party A, except that party B uses the project name to Publicize Party B’s project.

第 20 页共 42 页

18.2 party B shall permit party A to publicize party B’s operation in the premises in a reasonable and necessary manner, but party B’s publicity materials shall be examined and approved in writing by Party B.

18.3 after the expiration of the term of the lease or the termination of the lease contract, neither party shall use any name, trademark, logo or advertising material in connection with the other party and its associated enterprises, and immediately revoke the names, trademarks, logos or advertising materials that have been used.

19. Signboard and advertising space.

19.1[ advertising space setting ] party a shall have the right to set up advertising space in the public areas inside and outside the building and to obtain profits, provided that such advertising space shall not affect the normal business activities of Party B. Unless otherwise agreed in the lease agreement, Party B shall pay party a the royalty for the use of such advertising space.

19.2[ signboard in the building ] party B shall place signboards showing the name, trademark or logo of party B’s company in accordance with the requirements of the unified signboard set up by Party A.

20. Party A’s representations and warranties

20.1 party A is a limited liability company legally established and effectively existing in accordance with Chinese law. Party A has full authority, authorization and legal right to sign the lease contract. The person signing this contract on behalf of Party A is the authorized representative of Party A;

20.2 party A is the legal owner of the leased premises and has the legal right to lease the leased premises to Party B for the purposes agreed upon in this contract

20.3 party a guarantees that the construction quality of the leased house shall be in conformity with the provisions of laws and regulations, as well as the standards and specifications stipulated in this contract;

第 21 页共 42 页

20.4 rental housing is not illegal construction, in all respects in line with the relevant provisions of Chinese laws and regulations, can be used for commercial purposes;

20.5 party a shall not interfere with or obstruct party B’s normal and reasonable use of the leased premises;

20.6 during the lease term, party a shall not introduce any other enterprise of the same Type (business incubator, accelerator or co-working, co-creating space, etc.) into the other floors of the project by way of investment invitation Before the lease term of party B, party A has already introduced a joint office client, which is only the office space of the company.

20.7 the shareholders of Jinan Sky Star Incubator Limited (ultimately subject to the business registration) have the right to transfer all or part of their shares freely among the shareholders or to a third party, party a shall not interfere with the free transfer of shares by the shareholders of Jinan Sky Star Incubator Limited on any grounds or excuses, nor shall party a interfere with the change of shareholders’ shares in the form of value-added shares and the addition or reduction of shareholders.

21. Rights

21.1 according to the actual situation of the building to formulate, modify various types of management regulations, such management regulations from the written notice of party a B effective;

21.2 party A has the right to manage the building or any part thereof by itself or by a management company;

21.3 party A has the right to change the overall structure, layout and arrangement of the common area of the building upon prior written notice provided that such changes shall not affect the normal operation of party B;

第 22 页共 42 页

21.4 party A, with prior written notice, shall, for reasonable alteration and repair, have the right to temporarily close the building (including the square) and the public facilities or parts thereof (including but not limited to walkways, doors, windows, electric assemblies, cable and wire, water mains, gas pipelines, lifts, escalator, fire protection, security facilities, air conditioning facilities) , however, party a undertakes that such changes shall not seriously affect the normal operation of party B;

21.5 during the lease term, after party a gives party B prior written notice, party a shall have the right to visit the leased premises at a reasonable time agreed in advance with the potential party B or the buyer;

21.6 party a shall have the right to set up advertising space in the public areas inside and outside the building and to obtain profits, provided that such advertising space shall not affect party B’s normal business activities. Unless otherwise stipulated in the lease contract, party B shall pay party a the royalty if it needs to use it

21.7 party a shall have the right to use and benefit from the atrium, roof, external walls, garage, square and accessories of the building. Unless otherwise stipulated in the lease contract, party B shall pay party a the royalty if it needs to use it.

22. Representations and assurances

22.1 party B shall abide by the laws and regulations, the stipulations of the lease contract and the various management systems formulated and amended by party a from time to time

22.2 operate within the business scope approved by the relevant government departments;

22.3 party B shall go through the procedures of approval and acceptance, and apply for the licenses and licenses related to the business operation and continuing operation

22.4 party B shall make proper use of the leased premises, keep the leased premises and its facilities and other articles in good condition, and party B shall not occupy the common part of the premises without authorization;

22.5 party B shall not use the leased premises for any illegal or immoral purpose and shall not engage in any activity that would adversely affect the goodwill of the premises;

第 23 页共 42 页

22.6 party B is the legal holder/authorized person of the trademark/trade name and has the right to operate in the leased premises under the trademark/trade name. Party B guarantees that the use of the trademark/trade name does not infringe any rights of any third party;

22.7 when signing the lease contract, party B has fully understood the location of the leased premises and the surrounding business environment, and undertakes to bear all its own commercial risks;

22.8 without the written consent of party A, party B shall not use the name, logo, photograph or image of party A or the building in its business or other aspects except to indicate its business address or promotional items;

22.9 during the lease term, party B shall be responsible for the loss of life, property, legal liability to customers, product liability, etc. in the leased premises (except those caused by party a) , if any loss is caused to party a due to party B’s failure to solve the problem in time, party B shall compensate.

23. Variation and rescission of contracts

23.1 during the lease term, if any of the following circumstances occurs, the contract shall be terminated, both parties shall not be liable to each other, and party a shall refund to party B without interest all the earnest money and prepaid rent and property fees not actually incurred:

This contract can not be continued due to serious damage to the house and its ancillary facilities caused by force majeure (except where the damage can be repaired within one hundred and eighty 4 days) .

During the lease term, if one of the following circumstances occurs, which results in the house having to stop the lease, party a shall refund to party B without interest all the deposit and the prepaid rent and property fees that have not actually occurred, party B shall be entitled to compensation for removal, renovation and decoration, as well as compensation for the loss caused by the suspension of production or business, party a shall pay the relocation compensation, decoration compensation and loss compensation to party A, party a shall pay the compensation to Party B.

第 24 页共 42 页

As a result of the change of policies and regulations, the property appears laws and regulations prohibit the lease of other circumstances.

23.2 unless otherwise agreed in the lease contract, party B shall have the right to terminate the lease contract if party a puts forward a rectification proposal and party B fails to make any rectification within 5 working days after receiving party A’s written proposal:

Party B provides false license, information and permission;

Party B has not obtained party A’s written consent to change the use of the leased premises;

Party B has not gone through the formalities of house delivery four days after the deadline;

Party B’s property in the leased premises is occupied, distrained or enforced by the creditors, or the leased premises is sealed up due to party B’s reasons;

Party B has been forced or voluntarily entered into liquidation proceedings (except for reorganization or merger) ;

Party B has used the leased premises for any illegal purpose, or party B has engaged in illegal or immoral acts in the leased premises, or party B has been administratively punished for its business activities and caused significant losses to party A;

Party B shall sell fake and inferior commodities or prohibited articles in the leased premises;

(8) Party B fails to perform the repair and maintenance obligations stipulated in the lease contract;

Party B changes the main structure, load-bearing structure of the leased building or the main structure and load-bearing structure of party B’s decoration without authorization, and water, electricity, gas, communications, network, air conditioning, sprinkler systems, electrical equipment and pipelines, or party B in violation of the lease contract for the renovation of the leased premises, and not within the time limit required by party A;

The breach of the obligation of confidentiality as stipulated in the lease contract has caused significant losses to party A;

Party B is in breach of the lease agreement or management provisions, and has not been required by party a within the period of rectification;

第 25 页共 42 页

If Party B is late in paying the security deposit, rent, property fee, water, electricity, communication or any other charges and any liquidated damages, damages or overdue security deposit for a continuous period exceeding 30 days or a cumulative period exceeding 60 days, party A has the right to cancel the contract. If party a chooses to terminate the contract, party B shall make up the above- mentioned outstanding fees and liquidated damages.

23.3 when party a terminates the lease contract in accordance with the stipulations of the lease contract, the lease contract shall be terminated as of the date party B receives the notice of termination.

23.4 when party a terminates the lease contract in accordance with the terms of the lease contract, party a shall also have the right to unilaterally take such measures as suspension of water supply, power supply, gas supply and air conditioning supply, party A’s choice of taking the above measures shall not affect its right to collect rent, property fee or any payable amount from party B during this period. Party a shall not be responsible for any loss or damage caused to party B by taking the above measures.

23.5 in any of the following circumstances, party B may claim damages from party a for the losses thus caused; party a shall refund the security deposit of the lease by a factor of two; and party B shall have the right of recourse against any other losses thus caused to party B, party a shall also bear party B’s actual expenses for decoration, procurement and other expenses (to be apportioned according to the straight-line method of the cooperative year, and shall bear all the unapportioned expenses) , and compensate party B according to, relying on this contract and the right to sign a contract with a third party but due to party a rescission (termination) of the contract caused by party B to the third party should bear the breach of liability caused by the loss.

Party a delayed delivery of the leased premises in excess of the mortgage;

In violation of this contract, the security of the leased premises does not comply with the relevant laws, regulations or rules;

第 26 页共 42 页

Party A is in breach of this contract, does not assume the maintenance responsibility or pay maintenance costs;

Party a request to cancel (terminate) the contract in advance without proper reason;

Party a will lease the house mortgage, security, transfer or by other means to a third party, the leased house by a third party possession, seizure or enforcement reasons, resulting in the normal use of the house or party B can not continue to perform the contract;

Party A is forced or voluntarily entered into liquidation proceedings (except for the purpose of reorganization or merger) ;

The breach of the obligation of confidentiality as stipulated in the lease contract causes significant losses to party B;

Party A is in breach of article 20.6 of this contract.

When Party B terminates the lease contract in accordance with the stipulations of the lease contract, the lease contract shall be terminated as of the date party a receives the notice of termination.

23. Liability for breach of contract

24.1 in the event of early termination of this contract, party B shall not refund the security deposit, rental or other expenses paid by party B unless party B is liable for breach of contract in accordance with other provisions of this contract, party B has paid the security deposit, the actual consumption of rent or other costs are not enough to make up for the loss of party A, party A has the right to the difference, claim for compensation.

24.2[ liability for breach of contract ] if party b breaches the terms of the lease contract by late payment of the security deposit, rent, property fee, water, electricity, communication or any other charges and any liquidated damages, damages or late payment of the security deposit, the penalty shall be paid at the rate of 1/10,000 of the amount due for each day of delay. Party a shall have the right to stop the use of water and electricity facilities if the above-mentioned expenses and liquidated damages are paid for more than 20 consecutive days or more than 30 cumulative days. The consequences caused by the above-mentioned reasons shall be borne by Party B.

第 27 页共 42 页

24.3 party B shall be responsible for the acts of its employees, agents, contractors and persons admitted by party B, and shall guarantee that such persons shall not engage in any act prejudicial to the premises or any act not permitted by party B under this contract, and assume full responsibility for the above-mentioned persons’ acts of damage.

24.4 where party B has not obtained party A’s written consent or has gone beyond the scope of party A’s written consent and has requested to decorate the leased area, or party B without permission of party A to add or reduce ancillary facilities (including air conditioning, ventilation system, oil fume purification equipment, heating facilities, etc.) , or that party B’s building decoration or equipment installation affects the interests of third parties, party A has the right to ask party B to restore the original condition. If party B refuses to make rectification, party A has the right to claim the cancellation of the contract and Demand Party B to compensate for the breach of contract, which is twice the monthly rent of the current year. If the breach of contract is insufficient to cover the loss of party A, party B shall also be responsible for the compensation.

24.5[ responsibility for late return ] if party B returns the leased premises late, party B shall pay the occupancy fee on a daily basis for each day that party B returns the leased premises late

The daily occupancy fee shall be calculated on the basis of double of the total rent and property fee of the year in which the contract is terminated, and shall bear all the costs of energy consumption as stipulated in the contract. Party B shall also be liable for any other losses caused by party B’s failure to vacate the leased premises within the time limit. The reasonable period of cleaning up party B’s articles, facilities and equipment in the leased premises as stipulated in the lease contract shall be regarded as the period of overdue return by Party B. Party a May deduct the above-mentioned expenses directly from the deposit already paid by Party B. Party a shall have the right to recover from party B the insufficient amount (plus the interest on the loan) . Party A’s acceptance of party B’s occupation fee or other expenses or compensation does not represent party A’s waiver of any rights under this contract, nor does it mean that party a agrees to renew the lease of the shop to Party B. Party B shall be deemed to have returned the leased premises within the time limit provided that party B has not fulfilled all the contents of the 13.3“surrender conditions” .

第 28 页共 42 页

24.6[ liability for breach of contract ] if party A is more than 30 days late in delivering the house, party a shall pay party B a penalty for breach of contract in accordance with the following formula starting from the Red Day of delay:

Late penalty, second penalty, security deposit x 5% . X number of days from the 31st day after the expiry date (including that day) to the actual delivery date of party a (excluding that day) .

In addition to the above-mentioned liquidated damages, party a shall be liable in accordance with this contract. 3. Treaty enforcement.

24.7 this contract shall be automatically terminated if party A’s delivery of the leased premises exceeds 30 days. In such case, party a shall, within 30 doors from the date of termination of the contract, return the deposit paid by party B to party B twice without interest. However, if the late delivery of the rental housing is caused by the Force Majeure event, party a need not pay party b liquidated damages or compensation, the contract is to be terminated by the two parties to negotiate.

24.8 if party a unilaterally cancels this contract in advance without any reason, or party a sublets the house to other third parties without the permission of party B, so that the business activities of party B can not proceed normally, party a will take back the house, double the deposit paid by party B, and refund the rent and property fee paid by party B without interest at 23. 5. Treaty reparations.

25 exoneration

25.1 party a shall not be liable for any loss incurred (and the rent and other expenses hereunder shall not be waived or terminated:

The temporary cessation of the use of public facilities as a result of the maintenance of the house or its adjacent house or property, or as a result of the renovation, addition or alteration of the house or its adjacent house or property in accordance with the procedures specified in this contract, or cause temporary interruption of water, electricity, telephone, fax or other related services or supply of the premises, or cause water, electricity or other interruption due to municipal reasons, or otherwise cause party B to be unable to operate normally, party a shall not be liable for compensation.

第 29 页共 42 页

Party B or party B’s employees, agents, contractors, visitors or any other person authorized by party B to enter the premises as a result of the force majeure;

Any loss or injury caused by party B;

Any personal injury or loss of property not caused by party a in the premises at any time;

Any loss suffered by party B as a result of suspension or cessation of business at the request of the government.

26. Notification

26.1 both parties agree that any notification or communication shall be made by direct delivery, domestic or international Express mail (see Annex 8 for details)

26.2 the method of communication shall be governed by the terms of the lease contract, and either party shall notify the other party of any change in the method of communication as provided in the lease contract within 3 days from the date of the change, otherwise, the party making the change shall bear for itself the adverse consequences resulting from the failure to give timely notice and the losses thus caused to the other party.

26.3 if delivered directly, it is deemed to have been served upon signature by the receiving party or its authorized person; if sent by domestic or international Express mail, it is deemed to have been served on the third day after dispatch; if sent by e-mail, the time of delivery recorded by the Sender Computer is considered as delivery.

26.4 in addition to the above-mentioned notice, any notice given by party A to party B after delivery of the leased premises shall be deemed to have been served on party B if it states that party B is the addressee and has been retained in the leased premises.

Party A and party B shall send notice and other written documents to the address listed below, which is the legal address of both parties. The premises leased by party B under this contract shall also be deemed to be the legal address of party B:

第 30 页共 42 页

Party a: Jinan Jinyu Real Estate Co. , Ltd.

Address: 1/F, commercial building, Olympic Tiantai Plaza, 5777 Jingshi Road, Jinan high-tech Zone, Shandong province

Contact: 0531-55696911

Contact Department: Investment Promotion Department

E-mail: v-duanzh@vanke. Com

Party B (must fill) : Shenzhen Dream Star Technology Co. , Ltd.

Contact address: 39F, Diwang Building, No. 5002, Shennan East Road, Luohu

District, Shenzhen Contact: Xu Yang

Contact:

Email:

27. Force Majeure

27.1 force majeure are objective situations that can not be foreseen, avoided or overcome, including but not limited to: war, riots, and natural disasters such as earthquakes, floods, fires, droughts, severe weather and so on.

27.2 in the event of a Force Majeure, the party concerned shall notify the other party in writing within three working days of the occurrence of the incident, and within 15 days provide documentary proof of the details of the incident issued by the notary office of the place where the incident occurred. Depending on the extent of the impact on the performance of the contract, the parties shall decide through consultation whether to cancel the contract or partially release or postpone the performance of the contract.

28. Others

28.1 any dispute arising from the performance of this contract between Party A and party B shall be settled through consultation. If no settlement can be reached through consultation, either party may bring a lawsuit to the People’s Court of the place where Party A’s house is located.

第 31 页共 42 页

28.2 parties A and B may enter into supplementary agreement on matters not covered in this contract through consultation. The supplementary clauses and appendices are an integral part of this contract and shall have the same legal effect.

28.3 party B shall not move heavy machinery, equipment, goods or decoration materials into or out of the house without the prior written consent of party A or the property company designated by Party A. Party B shall not place any articles in the premises in excess of the prescribed load (200KG/m2) . With the consent of Party A, party A or the property management company shall be notified in writing in advance before the articles are moved into the premises, party B shall also inquire whether the maximum load of the building can bear the articles or decoration equipment and materials that party B intends to move into. Party A or the property management company designated by Party A has the right to specify the location of party B’s safe or other heavy objects in order to balance the load distribution. The professional appliance or equipment to be moved into the house shall be placed on a suitable support which is purchased by party B at his own expense and shall be arranged in accordance with the requirements of party A or the property management company to prevent vibration or noise and to avoid disturbing other tenants or users.

Party B shall not, without the prior written consent of party A, dispose of any equipment, apparatus and appliances belonging to Party B

Goods and other property to move out of the house, otherwise party B will be rented goods from the shop behavior is still regarded as a breach of contract.

28.4 the scope of property service security cleaning shall be limited to the public area outside the entrance of the office area. The security cleaning inside the entrance area shall be provided by party B at your own risk.

第 32 页共 42 页

28.5 the contract, together with the appendix, shall be made in five parts, three parts for party A and two parts for party B, each of which shall have the same legal effect.

28.6 this contract shall come into force after being signed and sealed by both parties and approved by the board of directors and the shareholders’ meeting of Shenzhen Skyscraper Star Enterprise Management Co. , Ltd. .

(no text below)

第 33 页共 42 页